                                                                    EXHIBIT 99.2

                              AK Steel Corporation

                        CONSOLIDATED STATEMENTS OF INCOME
                        ---------------------------------
                               Second Quarter 2002
                 (Dollars in millions except per share amounts)
                                   (Unaudited)

                                                  2000                                                    2001
                                              -------------  ----------------------------------------------------------------------
                                                  Full         First         Second          Six          Third          Nine
                                                  Year        Quarter        Quarter        Months       Quarter        Months
                                              -------------  ------------  ------------  -------------  ------------  ------------
Net sales                                      $   4,403.7   $     955.8    $    984.2    $   1,940.0   $     960.7   $   2,900.7

Operating costs:

Cost of products sold                              3,577.7         824.3         827.1        1,651.4         818.6       2,470.0
Selling and administrative expenses                  257.9          61.5          62.7          124.2          61.9         186.1
Depreciation                                         227.3          58.0          58.0          116.0          56.8         172.8
Special charges and unusual items                        -             -             -              -             -             -
                                              -------------  ------------  ------------  -------------  ------------  ------------
     Total Operating costs                         4,062.9         943.8         947.8        1,891.6         937.3       2,828.9
                                              -------------  ------------  ------------  -------------  ------------  ------------

Operating profit (loss)                              340.8          12.0          36.4           48.4          23.4          71.8

Interest expense                                     136.1          34.4          33.1           67.5          33.0         100.5
Gain on sale of Anthem stock                             -             -             -              -             -             -
Other income                                           7.9           1.8           1.9            3.7           1.5           5.2
                                              -------------  ------------  ------------  -------------  ------------  ------------

Income (loss) before income taxes                    212.6         (20.6)          5.2          (15.4)         (8.1)        (23.5)

Provision (benefit) for income taxes                  78.6          (7.6)          1.9           (5.7)         (3.0)         (8.7)
                                              -------------  ------------  ------------  -------------  ------------  ------------

Income (loss) from continuing operations             134.0         (13.0)          3.3           (9.7)         (5.1)        (14.8)

Income (loss) from discontinued operations,
 net of tax (1)                                       (1.6)          0.2          (0.6)          (0.4)         (0.8)         (1.2)
Loss on sale of Sawhill Tubular, net of tax              -             -             -              -             -             -
                                              -------------  ------------  ------------  -------------  ------------  ------------

Net income (loss)                                    132.4         (12.8)          2.7          (10.1)         (5.9)        (16.0)

Less preferred dividends declared                      1.0           0.2           0.3            0.5           0.2           0.7
                                              -------------  ------------  ------------  -------------  ------------  ------------

Net income (loss) applicable to common stock   $     131.4   $      (13.0)  $      2.4    $     (10.6)  $      (6.1)  $     (16.7)
                                              =============  ============  ============  =============  ============  ============

Other Data:

Shipments (thousands of ton)                       6,171.1       1,437.8       1,439.6        2,877.4       1,387.1       4,264.5
Steel operations selling price per ton         $       692   $       652    $      658    $       655   $       659   $       656
Operating profit (loss) per ton (2)            $        55   $         8    $       25    $        17   $        17   $        17
Gross margin percentage                              18.8%         13.8%         16.0%          14.9%         14.8%         14.8%


                                                                                          2002
                                              -------------------------  ---------------------------------------
                                              Fourth          Full         First         Second         Six
                                              Quarter         Year        Quarter        Quarter      Months
                                              -----------  ------------  ------------  ------------  -----------
Net sales                                          932.7   $   3,833.4   $     967.7    $  1,141.5   $  2,109.2

Operating costs:

Cost of products sold                              755.5       3,225.5         879.1         975.6      1,854.7
Selling and administrative expenses                 71.5         257.6          65.5          64.3        129.8
Depreciation                                        53.0         225.8          57.4          55.6        113.0
Special charges and unusual items                  142.3         142.3             -         (23.9)       (23.9)
                                              -----------  ------------  ------------  ------------  -----------
     Total Operating costs                       1,022.3       3,851.2       1,002.0       1,071.6      2,073.6
                                              -----------  ------------  ------------  ------------  -----------

Operating profit (loss)                            (89.6)        (17.8)        (34.3)         69.9         35.6

Interest expense                                    32.6         133.1          31.8          34.7         66.5
Gain on sale of Anthem stock                           -             -          24.1             -         24.1
Other income                                         0.9           6.1           0.5           2.1          2.6
                                              -----------  ------------  ------------  ------------  -----------

Income (loss) before income taxes                 (121.3)       (144.8)        (41.5)         37.3         (4.2)

Provision (benefit) for income taxes               (44.9)        (53.6)        (15.4)         13.8         (1.6)
                                              -----------  ------------  ------------  ------------  -----------

Income (loss) from continuing operations           (76.4)        (91.2)        (26.1)         23.5         (2.6)

Income (loss) from discontinued operations,
 net of tax (1)                                        -          (1.2)          0.5          (1.0)        (0.5)
Loss on sale of Sawhill Tubular, net of tax            -             -             -          (6.3)        (6.3)
                                              -----------  ------------  ------------  ------------  -----------

Net income (loss)                                  (76.4)        (92.4)        (25.6)         16.2         (9.4)

Less preferred dividends declared                      -           0.7             -             -            -
                                              -----------  ------------  ------------  ------------  -----------

Net income (loss) applicable to common stock       (76.4)  $     (93.1)  $     (25.6)   $     16.2   $     (9.4)
                                              ===========  ============  ============  ============  ===========

Other Data:

Shipments (thousands of ton)                     1,353.8       5,618.3       1,435.7       1,504.5      2,940.2
Steel operations selling price per ton               651   $       655   $       663    $      708   $      686
Operating profit (loss) per ton (2)                   39   $        22   $       (24)   $       31   $        4
Gross margin percentage                            19.0%         15.9%          9.2%         14.5%        12.1%

(1) These financial statements were revised to reclassify the results of Sawhill Tubular to discontinued operations.

(2) Fourth quarter and full year 2001 excludes unusual items related to pension corridor charge and insurance company demutualization.

    Second quarter and year-to-date 2002 excludes the net insurance settlement.


                                    Page 1.

                              AK Steel Corporation

                               EARNINGS PER SHARE
                               ------------------

                               Second Quarter 2002
                 (Dollars in millions except per share amounts)
                                   (Unaudited)



                                                      2000                                                     2001
                                                  -----------    ------------------------------------------------------------------
                                                      Full          First         Second         Six          Third         Nine
Earnings Per Share:                                   Year         Quarter       Quarter        Months       Quarter       Months
                                                  -----------    ----------    -----------    ----------    ----------  -----------
   Basic:
     Income (loss) before income taxes                $ 1.93       $ (0.19)        $ 0.05       $ (0.15)      $ (0.08)     $ (0.23)
     Provision (benefit) for income taxes              (0.72)         0.07          (0.02)         0.05          0.03         0.08
                                                  -----------    ----------    -----------    ----------    ----------  -----------
     Income (loss) from continuing operations           1.21         (0.12)          0.03         (0.10)        (0.05)       (0.15)
     Income (loss) from discontinued operations        (0.01)            -          (0.01)            -         (0.01)       (0.01)
     Loss on the sale of Sawhill Tubular                   -             -              -             -             -            -
                                                  -----------    ----------    -----------    ----------    ----------  -----------
     Net income (loss)                                $ 1.20       $ (0.12)        $ 0.02       $ (0.10)      $ (0.06)     $ (0.16)
                                                  ===========    ==========    ===========    ==========    ==========  ===========


   Diluted:
     Income (loss) before income taxes                $ 1.93       $ (0.19)        $ 0.05       $ (0.15)      $ (0.08)     $ (0.23)
     Provision (benefit) for income taxes              (0.72)         0.07          (0.02)         0.05          0.03         0.08
                                                  -----------    ----------    -----------    ----------    ----------  -----------
     Income (loss) from continuing operations           1.21         (0.12)          0.03         (0.10)        (0.05)       (0.15)
     Income (loss) from discontinued operations        (0.01)            -          (0.01)            -         (0.01)       (0.01)
     Loss on the sale of Sawhill Tubular                   -             -              -             -             -            -
                                                  -----------    ----------    -----------    ----------    ----------  -----------
     Net income (loss)                                $ 1.20       $ (0.12)        $ 0.02       $ (0.10)      $ (0.06)     $ (0.16)
                                                  ===========    ==========    ===========    ==========    ==========  ===========


Weighted Average Shares Outstanding (millions):
     Basic                                             109.5         107.8          107.8         107.8         107.7        107.8
     Diluted                                           109.6         107.8          108.0         107.9         107.7        107.8


Pro Forma Basic and Diluted Earnings Per Share:
     Net income (loss) as reported
     Pension charge
     Insurance company demutualization/sale of
       shares
     Insurance settlement
     Discontinued operations

     Pro forma net income (loss)



                                                                                                  2002
                                                  --------------------------    ---------------------------------------
                                                      Fourth         Full          First         Second         Six
Earnings Per Share:                                  Quarter         Year         Quarter       Quarter        Months
                                                    ----------    ----------    -----------    ----------    ----------
   Basic:
     Income (loss) before income taxes                $ (1.13)      $ (1.35)       $ (0.38)       $ 0.35       $ (0.04)
     Provision (benefit) for income taxes                0.42          0.49           0.14         (0.13)         0.01
                                                    ----------    ----------    -----------    ----------    ----------
     Income (loss) from continuing operations           (0.71)        (0.86)         (0.24)         0.22         (0.03)
     Income (loss) from discontinued operations             -         (0.01)             -         (0.01)            -
     Loss on the sale of Sawhill Tubular                    -             -              -         (0.06)        (0.06)
                                                    ----------    ----------    -----------    ----------    ----------
     Net income (loss)                                $ (0.71)      $ (0.87)       $ (0.24)       $ 0.15       $ (0.09)
                                                    ==========    ==========    ===========    ==========    ==========


   Diluted:
     Income (loss) before income taxes                $ (1.13)      $ (1.35)       $ (0.38)       $ 0.35       $ (0.04)
     Provision (benefit) for income taxes                0.42          0.49           0.14         (0.13)         0.01
                                                    ----------    ----------    -----------    ----------    ----------
     Income (loss) from continuing operations           (0.71)        (0.86)         (0.24)         0.22         (0.03)
     Income (loss) from discontinued operations             -         (0.01)             -         (0.01)            -
     Loss on the sale of Sawhill Tubular                    -             -              -         (0.06)        (0.06)
                                                    ----------    ----------    -----------    ----------    ----------
     Net income (loss)                                $ (0.71)      $ (0.87)       $ (0.24)       $ 0.15       $ (0.09)
                                                    ==========    ==========    ===========    ==========    ==========


Weighted Average Shares Outstanding (millions):
     Basic                                              107.7         107.7          107.9         107.9         107.9
     Diluted                                            107.7         107.7          107.9         108.2         107.9


Pro Forma Basic and Diluted Earnings Per Share:
     Net income (loss) as reported                    $ (0.71)      $ (0.87)       $ (0.24)       $ 0.15       $ (0.09)
     Pension charge                                      1.13          1.13              -             -             -
     Insurance company demutualization/sale of
       shares                                           (0.29)        (0.29)         (0.14)            -         (0.14)
     Insurance settlement                                   -             -              -         (0.14)        (0.14)
     Discontinued operations                                -          0.01              -          0.07          0.06
                                                     ---------    ----------    -----------    ----------    ----------
     Pro forma net income (loss)                       $ 0.13       $ (0.02)       $ (0.38)       $ 0.08       $ (0.31)
                                                    ==========    ==========    ===========    ==========    ==========

May not add due to rounding


                                    Page 2.

                              AK Steel Corporation
                           CONSOLIDATED BALANCE SHEETS
                           ---------------------------
                               Second Quarter 2002
                 (Dollars in millions except per share amounts)
                                   (Unaudited)

                                                                    2000                                     2001
                                                                --------------- ------------------------------------------------
                                                                   Dec. 31         Mar. 31         Jun. 30         Sep. 30
                                                                --------------- ------------------------------------------------
Current Assets
Cash, cash equivalents and short-term investments                       $ 86.8          $ 44.0         $ 105.5          $ 64.7
Accounts and notes receivables - net                                     489.5           461.2           492.6           505.6
Inventories - net                                                        801.8           750.2           768.3           836.6
Current assets held for sale                                              74.9            64.7            60.7            56.8
Other current assets                                                      68.8            76.3            88.6           103.2
                                                                --------------- --------------- --------------- ---------------
Total Current Assets                                                   1,521.8         1,396.4         1,515.7         1,566.9
                                                                --------------- --------------- --------------- ---------------

Property, plant and equipment                                          4,620.3         4,641.2         4,665.8         4,714.7
Accumulated depreciation                                              (1,763.2)       (1,821.1)       (1,878.9)       (1,927.9)
                                                                --------------- --------------- --------------- ---------------
Property, plant and equipment - net                                    2,857.1         2,820.1         2,786.9         2,786.8
Noncurrent assets held for sale                                           28.6            27.7            26.5            25.5
Other                                                                    832.3           844.0           831.6           846.9
                                                                --------------- --------------- --------------- ---------------

Total Assets                                                         $ 5,239.8       $ 5,088.2       $ 5,160.7       $ 5,226.1
                                                                =============== =============== =============== ===============

Liabilities and Shareholders' Equity
Current Liabilities
Accounts payable                                                       $ 498.3         $ 383.6         $ 483.7         $ 507.4
Other accruals                                                           262.2           228.3           262.5           304.3
Current portion of long-term debt                                         63.2            63.2            63.3            63.3
Current portion of pension & postretirement benefit obligation            66.6            66.6            66.5            66.6
                                                                --------------- --------------- --------------- ---------------
Total Current Liabilities                                                890.3           741.7           876.0           941.6
                                                                --------------- --------------- --------------- ---------------

Long-term debt                                                         1,387.6         1,387.5         1,387.3         1,401.8
Pension & postretirement benefit obligation                            1,420.2         1,427.8         1,438.4         1,444.7
Other liabilities                                                        222.4           228.5           190.1           188.9
                                                                --------------- --------------- --------------- ---------------

Total Liabilities                                                      3,920.5         3,785.5         3,891.8         3,977.0
                                                                --------------- --------------- --------------- ---------------

Shareholders' Equity
Preferred stock - 259,481 shares outstanding                              12.5            12.5            12.5            12.5
Common stock - authorized 200,000,000 shares of $.01 par value
each; 116,285,376 shares issued; 107,891,942 shares outstanding            1.2             1.2             1.2             1.2
Additional paid-in capital                                             1,803.2         1,803.7         1,804.7         1,805.9
Treasury stock 8,393,434 shares at cost                                 (119.4)         (119.7)         (120.3)         (120.4)
Retained earnings                                                       (378.2)         (395.0)         (429.2)         (450.1)
                                                                --------------- --------------- --------------- ---------------
Total Shareholders' Equity                                             1,319.3         1,302.7         1,268.9         1,249.1
                                                                --------------- --------------- --------------- ---------------

Total Liabilities and Shareholders' Equity                           $ 5,239.8       $ 5,088.2       $ 5,160.7       $ 5,226.1
                                                                =============== =============== =============== ===============


                                                                                              2002
                                                                --------------- --------------- ---------------
                                                                   Dec. 31         Mar. 31         Jun. 30
                                                                --------------- --------------- ---------------
Current Assets
Cash, cash equivalents and short-term investments                      $ 101.0          $ 98.6         $ 843.9
Accounts and notes receivables - net                                     388.0           466.6           514.2
Inventories - net                                                        904.6           870.2           824.7
Current assets held for sale                                              60.6            59.8               -
Other current assets                                                      93.6            92.2            89.1
                                                                --------------- --------------- ---------------
Total Current Assets                                                   1,547.8         1,587.4         2,271.9
                                                                --------------- --------------- ---------------

Property, plant and equipment                                          4,742.9         4,768.3         4,796.0
Accumulated depreciation                                              (1,974.6)       (2,031.9)       (2,087.5)
                                                                --------------- --------------- ---------------
Property, plant and equipment - net                                    2,768.3         2,736.4         2,708.5
Noncurrent assets held for sale                                           24.4            23.5               -
Other                                                                    885.3           790.1           788.2
                                                                --------------- --------------- ---------------

Total Assets                                                         $ 5,225.8       $ 5,137.4       $ 5,768.6
                                                                =============== =============== ===============

Liabilities and Shareholders' Equity
Current Liabilities
Accounts payable                                                       $ 537.6         $ 475.4         $ 492.6
Other accruals                                                           270.5           242.8           261.9
Current portion of long-term debt                                         78.0            77.8           627.6
Current portion of pension & postretirement benefit obligation            68.3            67.2            67.2
                                                                --------------- --------------- ---------------
Total Current Liabilities                                                954.4           863.2         1,449.3
                                                                --------------- --------------- ---------------

Long-term debt                                                         1,324.5         1,324.5         1,322.2
Pension & postretirement benefit obligation                            1,740.1         1,763.8         1,788.5
Other liabilities                                                        173.5           167.7           170.3
                                                                --------------- --------------- ---------------

Total Liabilities                                                      4,192.5         4,119.2         4,730.3
                                                                --------------- --------------- ---------------

Shareholders' Equity
Preferred stock - 259,481 shares outstanding                              12.5            12.5            12.5
Common stock - authorized 200,000,000 shares of $.01 par value
each; 116,285,376 shares issued; 107,891,942 shares outstanding            1.2             1.2             1.2
Additional paid-in capital                                             1,807.2         1,808.5         1,809.7
Treasury stock 8,393,434 shares at cost                                 (120.4)         (121.4)         (122.0)
Retained earnings                                                       (667.2)         (682.6)         (663.1)
                                                                --------------- --------------- ---------------
Total Shareholders' Equity                                             1,033.3         1,018.2         1,038.3
                                                                --------------- --------------- ---------------

Total Liabilities and Shareholders' Equity                           $ 5,225.8       $ 5,137.4       $ 5,768.6
                                                                =============== =============== ===============


                                    Page 3.

                              AK Steel Corporation
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                      -------------------------------------
                               Second Quarter 2002
                              (Dollars in millions)
                                   (Unaudited)

                                                2000                                                       2001
                                           ------------   -------------------------------------------------------------------------
                                                Full          First          Second          Six           Third           Nine
                                                Year         Quarter        Quarter         Months        Quarter         Months
                                           ------------   ------------   ------------   ------------   ------------   ------------

Cash Flow From Operating Activities:
Net income (loss)                              $ 132.4        $ (12.8)         $ 2.7        $ (10.1)        $ (5.9)       $ (16.0)
Depreciation                                     227.3           58.0           58.0          116.0           56.8          172.8
Amortization                                      16.0            4.1            4.0            8.1            3.4           11.5
Deferred taxes                                    92.3           (7.6)           2.2           (5.4)          (3.4)          (8.8)
Non-cash special  and unusual items                  -              -              -              -              -              -
Working capital                                  (84.7)         (73.6)          45.0          (28.6)         (34.8)         (63.4)
Other                                            (38.1)           4.8          (47.3)         (42.5)         (23.3)         (65.8)
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net Cash Flow From Operating Activities          345.2          (27.1)          64.6           37.5           (7.2)          30.3
                                           ------------   ------------   ------------   ------------   ------------   ------------

Cash Flow From Investing Activities:
Capital investments                             (135.8)         (21.0)         (24.6)         (45.6)         (20.3)         (65.9)
Discontinued operations                          (17.2)          11.3            4.5           15.8            3.5           19.3
Other                                            (56.1)           0.8           25.4           26.2          (17.0)           9.2
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net Cash Flow From Investing Activities         (209.1)          (8.9)           5.3           (3.6)         (33.8)         (37.4)
                                           ------------   ------------   ------------   ------------   ------------   ------------

Cash Flow From Financing Activities:
Principal payments on long-term debt              (6.0)          (0.2)          (0.1)          (0.3)          (0.2)          (0.5)
Proceeds on issuance of debt                         -              -              -              -              -              -
Stock transactions                               (39.8)          (0.4)          (0.6)          (1.0)          (0.1)          (1.1)
Preferred stock dividends                         (1.0)          (0.2)          (0.3)          (0.5)          (0.2)          (0.7)
Common stock dividends                           (54.9)          (6.8)          (6.7)         (13.5)             -          (13.5)
Other                                             (2.0)           0.8           (0.7)           0.1            0.7            0.8
                                           ------------   ------------   ------------   ------------   ------------   ------------
Net Cash Flow From Financing Activities         (103.7)          (6.8)          (8.4)         (15.2)           0.2          (15.0)
                                           ------------   ------------   ------------   ------------   ------------   ------------

Net Increase (Decrease) in Cash                   32.4          (42.8)          61.5           18.7          (40.8)         (22.1)

Cash, Cash Equivalents and
   Short-Term Investments - Beginning             54.4           86.8           44.0           86.8          105.5           86.8
                                           ------------   ------------   ------------   ------------   ------------   ------------

Cash, Cash Equivalents and
   Short-Term Investments - Ending              $ 86.8         $ 44.0        $ 105.5        $ 105.5         $ 64.7         $ 64.7
                                           ============   ============   ============   ============   ============   ============


                                                                                             2002
                                           -----------------------------   ------------------------------------
                                                 Fourth          Full          First        Second        Six
                                                Quarter          Year         Quarter       Quarter      Months
                                             ------------   ------------   ------------   ---------    --------

Cash Flow From Operating Activities:
Net income (loss)                                $ (76.4)       $ (92.4)       $ (25.6)     $ 16.2      $ (9.4)
Depreciation                                        53.0          225.8           57.4        55.6       113.0
Amortization                                         3.2           14.7            2.5         2.5         5.0
Deferred taxes                                     (44.0)         (52.8)         (15.4)       60.3        44.9
Non-cash special  and unusual items                142.3          142.3              -           -           -
Working capital                                     66.4            3.0          (68.9)       (1.9)      (70.8)
Other                                              (25.8)         (91.6)          (2.1)       40.8        38.7
                                             ------------   ------------   ------------   ---------    --------
Net Cash Flow From Operating Activities            118.7          149.0          (52.1)      173.5       121.4
                                             ------------   ------------   ------------   ---------    --------

Cash Flow From Investing Activities:
Capital investments                                (42.1)        (108.0)         (25.4)      (27.7)      (53.1)
Discontinued operations                             (0.9)          18.4            2.7        63.2        65.9
Other                                               23.6           32.8           73.7        (1.9)       71.8
                                             ------------   ------------   ------------   ---------    --------
Net Cash Flow From Investing Activities            (19.4)         (56.8)          51.0        33.6        84.6
                                             ------------   ------------   ------------   ---------    --------

Cash Flow From Financing Activities:
Principal payments on long-term debt               (62.7)         (63.2)          (0.2)       (0.2)       (0.4)
Proceeds on issuance of debt                           -              -              -       538.1       538.1
Stock transactions                                     -           (1.1)          (0.8)       (0.8)       (1.6)
Preferred stock dividends                              -           (0.7)             -           -           -
Common stock dividends                                 -          (13.5)             -           -           -
Other                                               (0.3)           0.5           (0.3)        1.1         0.8
                                             ------------   ------------   ------------   ---------    --------
Net Cash Flow From Financing Activities            (63.0)         (78.0)          (1.3)      538.2       536.9
                                             ------------   ------------   ------------   ---------    --------

Net Increase (Decrease) in Cash                     36.3           14.2           (2.4)      745.3       742.9

Cash, Cash Equivalents and
   Short-Term Investments - Beginning               64.7           86.8          101.0        98.6       101.0
                                             ------------   ------------   ------------   ---------    --------

Cash, Cash Equivalents and
   Short-Term Investments - Ending                $ 101.0       $  101.0        $ 98.6     $ 843.9     $ 843.9
                                             ============   ============   ============   =========    ========


                                    Page 4.

                              AK Steel Corporation
                                 STEEL SHIPMENTS
                                 ---------------
                               Second Quarter 2002
                                   (Unaudited)

                                    2000                                                  2001
                                 ------------ --------------------------------------------------------------------------------
                                    Full         First        Second         Six          Third         Nine        Fourth
                                    Year        Quarter       Quarter       Months       Quarter       Months       Quarter
                                 ------------ ------------  ------------ ------------- ------------  ------------ ------------

Tons Shipped by Product (000's)
Stainless/Electrical                 1,124.7        239.9         243.4         483.3        235.9         719.2        227.0
Coated                               2,814.6        707.1         733.5       1,440.6        671.5       2,112.1        668.0
Cold Rolled                          1,544.5        368.0         360.1         728.1        368.3       1,096.4        352.0
Tubular                                    -            -             -             -         13.5          13.5         18.3
Hot Rolled                             365.2         50.5          27.4          77.9         21.4          99.3         18.3
Secondary                              322.1         72.3          75.2         147.5         76.5         224.0         70.2
                                 ------------ ------------  ------------ ------------- ------------  ------------ ------------
Total Shipments                      6,171.1      1,437.8       1,439.6       2,877.4      1,387.1       4,264.5      1,353.8
                                 ============ ============  ============ ============= ============  ============ ============

Shipments by Product (%)
Stainless/Electrical                   18.2%        16.7%         16.9%         16.8%        17.0%         16.9%        16.8%
Coated                                 45.6%        49.2%         51.0%         50.1%        48.4%         49.5%        49.3%
Cold Rolled                            25.0%        25.6%         25.0%         25.3%        26.6%         25.7%        26.0%
Tubular                                 0.0%         0.0%          0.0%          0.0%         1.0%          0.3%         1.4%
Hot Rolled                              5.9%         3.5%          1.9%          2.7%         1.5%          2.3%         1.4%
Secondary                               5.3%         5.0%          5.2%          5.1%         5.5%          5.3%         5.1%
                                 ------------ ------------  ------------ ------------- ------------  ------------ ------------
Total Shipments                       100.0%       100.0%        100.0%        100.0%       100.0%        100.0%       100.0%
                                 ============ ============  ============ ============= ============  ============ ============


                                                                2002
                                 ------------- ----------------------------------------
                                     Full         First        Second         Six
                                     Year        Quarter       Quarter       Months
                                  ------------ ------------- ------------ -------------

Tons Shipped by Product (000's)
Stainless/Electrical                    946.2         248.4        270.9         519.3
Coated                                2,780.1         706.1        800.3       1,506.4
Cold Rolled                           1,448.4         358.9        319.8         678.7
Tubular                                  31.8          20.7         24.1          44.8
Hot Rolled                              117.6          28.2         19.0          47.2
Secondary                               294.2          73.4         70.4         143.8
                                  ------------ ------------- ------------ -------------
Total Shipments                       5,618.3       1,435.7      1,504.5       2,940.2
                                  ============ ============= ============ =============

Shipments by Product (%)
Stainless/Electrical                    16.8%         17.3%        18.0%         17.7%
Coated                                  49.5%         49.2%        53.2%         51.2%
Cold Rolled                             25.8%         25.0%        21.3%         23.1%
Tubular                                  0.6%          1.4%         1.6%          1.5%
Hot Rolled                               2.1%          2.0%         1.3%          1.6%
Secondary                                5.2%          5.1%         4.6%          4.9%
                                  ------------ ------------- ------------ -------------
Total Shipments                        100.0%        100.0%       100.0%        100.0%
                                  ============ ============= ============ =============


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